SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                     Pursuant to Section 13 or 15 (d) of
                     The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) April 14, 1999



                         THE BEAR STEARNS COMPANIES INC.
              Exact name of registrant as specified in its charter




           DELAWARE               File No. 1-8989           13-3286161
        (State or other          (Commission File         (IRS Employer
         jurisdiction of              Number)             Identification
         incorporation)                                       Number)


          245 Park Avenue, New York, New York                  10167
       (Address of principal executive offices)             (zip code)


     Registrant's telephone number, including area code:   (212)  272-2000




                               Not Applicable
       (former name or former address, if changed since last report)

Item 5. Other Events.

Filed herewith is a copy of The Bear Stearns Companies Inc.'s (the "Company") Press Release, dated April 14, 1999, announcing its declaration of quarterly cash dividends.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

                  (a)   Financial Statements of business acquired:

                           Not applicable.

                  (b) Pro Forma financial information:

                           Not applicable.

                  (c)   Exhibit:

                           (99) Press Release, dated April 14, 1999.

                                 Signature



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          THE BEAR STEARNS COMPANIES INC.



                                   By:    /s/ Marshall J Levinson
                                          Marshall J Levinson
                                          Controller and Assistant Secretary
                                         (Principal Accounting Officer)

Dated:   April 14, 1999

                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT


                                  EXHIBIT INDEX


Exhibit No.                         Description

(99)                    Press Release, dated April 14, 1999